                                                                     Exhibit 4.4


BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                                      SUITE 2700
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                      May 10, 2002

TO:                        Conseco Finance Home Equity Loan Trust 2002-B
ATTENTION:                 Mr. Tim Jacobson
TELEPHONE:                 651-293-3429
FACSIMILE:                 651-293-5695

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC4799

The purpose of this letter agreement (the "Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc.("BSFP") and Conseco Finance Home Equity Loan Trust 2002-B ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Agreement. In the event of any inconsistency between those definitions and provisions and this Agreement, this Agreement will govern. This Agreement evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Agreement relates. You and we agree that a Master Agreement (Multicurrency--Cross Border), in the form published by ISDA, but without any Schedule and including the revisions provided below (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the Trade Date of this Transaction and this Transaction will be governed by and be subject to the terms and conditions which would be applicable as if, prior to the Trade Date, the parties had executed and delivered an ISDA Form Master Agreement, (this Agreement and such ISDA Form Master Agreement forming a single agreement between the parties), except that in the event of any inconsistency between the provisions of the ISDA Form Master Agreement and this Agreement, this Agreement will prevail for the purpose of this Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 2002, among Conseco Finance Securitizations Corp., Conseco Finance Corp. and U.S. Bank Trust National Association.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 2 of 16


       Type of Transaction:          Rate Cap

       Notional Amount:              With respect to any Calculation Period, the
                                     amount set forth for such period in the
                                     Schedule of Notional Amounts attached
                                     hereto.

       Trade Date:                   May 9, 2002

       Effective Date:               April 25, 2002

       Termination Date:             March 15, 2010, subject to adjustment in
                                     accordance with the Business Day
                                     Convention.

       Fixed Amount (Premium):

              Fixed Rate Payer:      Counterparty

              Fixed Rate Payer
              Payment Date:          The 15th calendar day of each
                                     month during the Term of this
                                     Transaction, commencing May 15, 2002
                                     and ending on October 15, 2004,
                                     subject to adjustment in accordance
                                     with the Business Day Convention

              Fixed Amount:          USD 8,601.07

       Floating Amounts:

              Floating Rate Payer:   BSFP

              Cap Rate:              8.00000%

              Floating Rate Payer
              Payment Dates:         The 15th calendar day of each
                                     month during the Term of this
                                     Transaction, commencing May 15, 2002
                                     and ending on the Termination Date,
                                     subject to adjustment in accordance
                                     with the Business Day Convention.

              Floating Rate Option:  USD-LIBOR-BBA

              Designated Maturity:   One month

              Floating Rate Day
              Count Fraction:        Actual/360

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 3 of 16


              Reset Dates:           The first day of each Calculation Period

              Compounding:           Inapplicable

       Business Days:                New York and London

       Business Day Convention:      Modified Following

       Calculation Agent:            BSFP

3.   Additional Provisions:          1) Each party hereto is hereby advised and
                                     acknowledges that the other party has
                                     engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Agreement relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

                                     2) BSFP represents and warrants that
                                     as of the Trade Date its long term
                                     debt obligations are rated (a) AAA
                                     by S&P, (b) Aaa by Moody's.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

          Part 1. Termination Provisions. For purposes of the ISDA Form Master
     Agreement:

               (a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

               (b) Section 1(c) of the ISDA Form Master Agreement is hereby deleted.

               (c) The provisions of Sections 5(a) (ii), (iii), (iv) and (v) shall not apply to either BSFP or Counterparty.

               (d) The "Cross Default" provisions of Section 5(a)(vi) shall not apply to either BSFP or Counterparty.

               (e) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

               (f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or Counterparty.

               (g) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 4 of 16


                    (i)  Market Quotation will apply.

                    (ii) The Second Method will apply.

               (h) "Termination Currency" means United States Dollars.

               (i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor Counterparty shall be required to pay any additional amounts referred to therein.

               (j) Additional Termination Events will apply. The following shall constitute Additional Termination Events:

               (1) Counterparty, with the consent of all holders of Relevant Certificates, shall have the right to declare an Additional Termination Event with BSFP as the sole Affected Party if
                    (a) at any time the unsecured, unsubordinated long term debt obligations of BSFP are rated below A+ by S&P or below A2 by Moody's, and (b) either (i) neither BSFP nor Counterparty, each using its good faith efforts, has caused another party acceptable to the Rating Agencies and the other party hereto and satisfying the Rating Agency Condition to assume the obligations of BSFP hereunder within 30 days of the issuance of such a rating or (ii) BSFP has failed to post additional collateral to secure its obligations under this Agreement in an amount equal to the greatest of (x) 1% of the Notional Amount effective on the date of such downgrade, (y) the Floating Rate Payer Amount due on the immediately following Floating Rate Payer Payment Date and (z) that amount which in the view of the Rating Agencies will be sufficient to maintain the then current ratings on the Relevant Certificates.

               (2) In the event that the Class M-2 Certificate holder delivers notice of its intent to purchase the Loans pursuant to
                    Section 8.06 of the Pooling and Servicing Agreement or the Trust is terminated for any other reason, an Early Termination Date shall occur immediately upon the occurrence thereof and, notwithstanding anything to the contrary in the ISDA Form Master Agreement, Counterparty shall pay to BSFP the sum of all Fixed Amounts outstanding hereunder on the immediately following Payment Date.

               (3) In the event that the Pooling and Servicing Agreement is amended without the prior written consent of BSFP and such amendment affects the amount or timing of payments due to BSFP hereunder or the amount and timing of payments due from BSFP hereunder, an Early Termination Date shall occur immediately upon the occurrence thereof and, notwithstanding anything to the contrary in the ISDA Form Master Agreement or the Pooling and Servicing Agreement, Counterparty shall pay to BSFP the sum of all Fixed Amounts outstanding hereunder on the immediately following Payment Date.

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 5 of 16

         Part 2. Tax Representations.

               (a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this ISDA Form Master Agreement) to be made by it to the other party under this ISDA Form Master Agreement. In making this representation, it may rely on:

                    (i) the accuracy of any representations made by the other
               party pursuant to Section 3(f) of this ISDA Form Master
               Agreement;

                    (ii) the satisfaction of the agreement contained in Section
               4(a)(iii) of this ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this ISDA Form Master Agreement; and

                    (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this ISDA Form Master Agreement;

                    provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
                    Section 4(a)(iii) of this ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

               (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations: None.

          Part 3. Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a)(ii)of the ISDA Form Master Agreement:

         (l) Tax forms, documents, or certificates to be delivered are:


Party required to deliver document       Form/Document/Certificate              Date by which to Be delivered
BSFP and Counterparty                    Any document required or reasonably    Promptly after the earlier of (i)

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 6 of 16


                                         requested to allow the other party     reasonable demand by either party or
                                         to make payments under this            (ii) learning that such form or
                                         Agreement without any deduction or     document is required
                                         withholding for or on the account of
                                         any Tax or with such deduction or
                                         withholding at a reduced rate

         (2) Other documents to be delivered are:

Party required to deliver      Form/Document/Certificate                          Date by which to be      Covered by
document                                                                          delivered                Section 3(d)
                                                                                                           Representation
BSFP and Counterparty          Evidence reasonably satisfactory to the            Upon the execution and   Yes
                               receiving party to evidence the authority of the   delivery of this
                               delivering party or its Credit Support Provider,   Agreement and, if
                               if any, for it to execute and deliver this         requested, upon
                               Agreement, any Confirmation, and any Credit        execution of any
                               Support Documents to which it is a party, and to   Confirmation.
                               evidence the authority of the delivering party
                               or its Credit Support Provider to perform its
                               obligations under this Agreement, such
                               Confirmation and/or Credit Support Document, as
                               the case may be.

BSFP and Counterparty          A certificate of an authorized officer of the      Upon the execution and   Yes
                               party, as to the incumbency and authority of the   delivery of this
                               respective persons executing any document on its   Agreement and, if
                               behalf in connection with this Agreement, any      requested, upon
                               Confirmation and any Credit Support Document.      execution of any
                                                                                  Confirmation.

BSFP and Counterparty          Legal opinion(s) with respect to each party and    Upon the execution and   No
                               its Credit Support Provider, if any, for it in     delivery of this
                               the form and substance reasonably satisfactory     Agreement and, if
                               to the other party to whom such opinion is being   requested, upon
                               delivered relating to the enforceability of        execution of any

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 7 of 16


                               the party's obligations under this Agreement.      Confirmation

Counterparty                   Copies of closing documents delivered in           Promptly upon request    Yes
                               connection with the issuance of the Certificates   by BSFP
                               (as defined above) and each other report or
                               other document under the terms of the Pooling
                               and Servicing Agreement, other than those
                               required to be delivered directly by the Trustee
                               to BSFP thereunder

          Part 4. Miscellaneous. Miscellaneous:

          (a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

          Address for notices or communications to BSFP:

               Address:    383 Madison Avenue
                           New York, NY  10179
               Attention:  DPC Manager - Suite 2700
               Facsimile:  212-272-5823

         with a copy to:

               Address:    One Metrotech Center North,
                           Brooklyn, New York 11201
               Attention:  Derivative Operations - 7th Floor
               Facsimile:  (212) 272-1634

               (For all purposes)

         Address for notices or communications to the Counterparty:

               Address:    345 St. Peters Street, Suite 800
                           St. Paul, MN 55102
               Attention:  Mr. Tim Jacobson
               Facsimile:  651-293-5695
               Phone:      651-293-3429

         with a copy to:

               Attention:  Ms. Debbie Vigdal

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 8 of 16


               Facsimile:  612-340-2868
               Phone:      612-340-2693

               (For all purposes)

          (b) Process Agent. For the purpose of Section 13(c)of the ISDA Form Master Agreement:

               BSFP appoints as its Process Agent:Not Applicable

               Counterparty appoints as its Process Agent: Not Applicable

          (c) Offices. The provisions of Section 10(a) of the ISDA Form MasterAgreement will apply to this Agreement.

          (d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

               BSFP is not a Multibranch Party.

               Counterparty is not a Multibranch Party.

          (e)  Calculation Agent. The Calculation Agent is BSFP.

          (f) Credit Support Document. Not applicable for either BSFP or Counterparty.

          (g)  Credit Support Provider.

               In relation to BSFP: Not Applicable

               In relation to Counterparty: Not Applicable

          (h) Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHOLLY PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

          (i)  Netting Provisions. The parties agree that subparagraph (ii) of
               Section 2(c) of the ISDA Form Master Agreement will apply.

          (j) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided, that BSFP shall not be deemed to have any

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 9 of 16


               Affiliates for purposes of the ISDA Form Master Agreement, including for purposes of Section 6(b)(ii).

          Part 5. Other Provisions.

          (a)  Amendments to Master Agreement.

               (i) Section 3(a) of the ISDA Form Master Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

                    "(vi) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1a (12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000."

               (ii) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

                    "(g) Relationship Between Parties. Each party represents to the other party on each date when it enters into a Transaction that:

                         (1) Nonreliance. (i) It is not relying on any statement
                    or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this ISDA Form Master Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                         (2) Evaluation and Understanding.

                         (i) It has the capacity to assess the merits of and to
                    evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It understands the terms, conditions and risks of
                    the Transaction. It is willing and able to accept, and accepts, those terms and conditions and is willing and able to assume and assumes those risks, financially and otherwise.

                         (3) Purpose. It is entering into the Transaction for
                    the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 10 of 16

                         (4) Principal It is entering into the Transaction as
                    principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction."

              (iii) Section 9(b) of the ISDA Form Master Agreement is amended by adding the following at the end of such Section:

                    "No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied. In addition no assignment or transfer of this Master Agreement shall be effective unless the Rating Agency Condition is satisfied."

          (b) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

          (c) Non-Recourse Provisions. Notwithstanding anything to the contrary contained herein, none of Counterparty or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Counterparty hereunder and BSFP shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties and BSFP shall not have the right to proceed directly against Counterparty for the satisfaction of any monetary claim against the Nonrecourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of BSFP shall be extinguished.

          (d) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 11 of 16


               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (e) Consent to Telephonic Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

          (f) Waiver of Jury Trial. Each party to this Agreement irrevocably waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement; any Credit Support Document or any of the transactions contemplated hereby.

          (g) Confidentiality. Counterparty hereby agrees that it shall not disclose to any third parties any information of a proprietary or financial nature regarding BSFP without the prior written consent of BSFP.

          (h) Limited Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. For the avoidance of doubt, the foregoing shall not be construed to limit any right of the parties under this Agreement in respect of Sections 2(a)(iii), Section 2(c), Section 6(e) of the ISDA Form Master Agreement or any other right arising under this Agreement to net amounts payable under this Agreement, whether under Section 2, Section 6, Section 11 of the ISDA Form Master Agreement or otherwise.

          (i)  Additional Definitional Provisions.

               As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                         "Fitch" means Fitch , Inc., or any successor

                         "Moody's" means Moody's Investors Services, Inc., or
                    any successor.

                         "Rating Agency Condition" means, with respect to any
                    particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with any of the Rating Agencies then providing a rating of the Relevant Certificates and having received from the Rating Agencies, a prior written confirmation that the proposed action or inaction would not cause a

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 12 of 16


                    downgrade or withdrawal of the then-current rating of the Relevant Certificates.

                         "Rating Agencies" means each of Moody's, S&P and Fitch.

                         "Relevant Certificates" means the Class M-2
                    Certificates (as defined in the Pooling and Servicing Agreement).

                         "S&P" means Standard & Poor's Ratings Group, or any
                    successor thereto.

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              [Please provide]

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Sonya Nugent by telephone at 212-272-8273. For all other inquiries please contact Nichola Murdoch by telephone at 353-1-402-6224. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 13 of 16


Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Kelly Warwick
    ------------------------------
    Name: Kelly Warwick
    Title: DPC Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CONSECO FINANCE HOME EQUITY LOAN TRUST 2002-B
By: U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee


By: /s/ Tamara Schultz-Fugh
    ------------------------------
    Name: Tamara Schultz-Fugh
    Title: Vice President

am

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 14 of 16


                          SCHEDULE OF NOTIONAL AMOUNTS

               (all such dates subject to adjustment in accordance
                       with the Business Day Convention)



      From and including           To but excluding        Notional Amount (USD)
      ------------------           ----------------        ---------------------

        Effective Date                 05/15/02                   15,625,000
           05/15/02                    06/15/02                   15,625,000
           06/15/02                    07/15/02                   15,625,000
           07/15/02                    08/15/02                   15,625,000
           08/15/02                    09/15/02                   15,625,000
           09/15/02                    10/15/02                   15,625,000
           10/15/02                    11/15/02                   15,625,000
           11/15/02                    12/15/02                   15,625,000
           12/15/02                    01/15/03                   15,625,000
           01/15/03                    02/15/03                   15,625,000
           02/15/03                    03/15/03                   15,625,000
           03/15/03                    04/15/03                   15,625,000
           04/15/03                    05/15/03                   15,625,000
           05/15/03                    06/15/03                   15,625,000
           06/15/03                    07/15/03                   15,625,000
           07/15/03                    08/15/03                   15,625,000
           08/15/03                    09/15/03                   15,625,000
           09/15/03                    10/15/03                   15,625,000
           10/15/03                    11/15/03                   15,625,000
           11/15/03                    12/15/03                   15,625,000
           12/15/03                    01/15/04                   15,625,000
           01/15/04                    02/15/04                   15,625,000
           02/15/04                    03/15/04                   15,625,000
           03/15/04                    04/15/04                   15,625,000
           04/15/04                    05/15/04                   15,625,000
           05/15/04                    06/15/04                   15,625,000
           06/15/04                    07/15/04                   15,625,000
           07/15/04                    08/15/04                   15,625,000
           08/15/04                    09/15/04                   15,625,000
           09/15/04                    10/15/04                   15,625,000
           10/15/04                    11/15/04                   15,625,000
           11/15/04                    12/15/04                   15,625,000
           12/15/04                    01/15/05                   15,625,000
           01/15/05                    02/15/05                   15,625,000
           02/15/05                    03/15/05                   15,625,000
           03/15/05                    04/15/05                   15,625,000
           04/15/05                    05/15/05                   15,625,000

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 15 of 16


           05/15/05                    06/15/05                   15,625,000
           06/15/05                    07/15/05                   15,625,000
           07/15/05                    08/15/05                   15,625,000
           08/15/05                    09/15/05                   15,625,000
           09/15/05                    10/15/05                   15,358,762
           10/15/05                    11/15/05                   15,091,227
           11/15/05                    12/15/05                   14,828,180
           12/15/05                    01/15/06                   14,569,548
           01/15/06                    02/15/06                   14,315,257
           02/15/06                    03/15/06                   14,065,235
           03/15/06                    04/15/06                   13,819,412
           04/15/06                    05/15/06                   13,577,718
           05/15/06                    06/15/06                   13,340,084
           06/15/06                    07/15/06                   13,106,444
           07/15/06                    08/15/06                   12,876,732
           08/15/06                    09/15/06                   12,650,882
           09/15/06                    10/15/06                   12,428,830
           10/15/06                    11/15/06                   12,210,514
           11/15/06                    12/15/06                   11,995,872
           12/15/06                    01/15/07                   11,784,842
           01/15/07                    02/15/07                   11,577,366
           02/15/07                    03/15/07                   11,373,383
           03/15/07                    04/15/07                   11,172,836
           04/15/07                    05/15/07                   10,975,669
           05/15/07                    06/15/07                   10,781,825
           06/15/07                    07/15/07                   10,591,249
           07/15/07                    08/15/07                   10,403,888
           08/15/07                    09/15/07                   10,219,687
           09/15/07                    10/15/07                   10,038,594
           10/15/07                    11/15/07                    9,860,558
           11/15/07                    12/15/07                    9,685,527
           12/15/07                    01/15/08                    9,513,454
           01/15/08                    02/15/08                    9,344,287
           02/15/08                    03/15/08                    9,177,979
           03/15/08                    04/15/08                    9,014,483
           04/15/08                    05/15/08                    8,853,751
           05/15/08                    06/15/08                    8,695,739
           06/15/08                    07/15/08                    8,540,400
           07/15/08                    08/15/08                    8,387,691
           08/15/08                    09/15/08                    8,237,567
           09/15/08                    10/15/08                    8,089,987
           10/15/08                    11/15/08                    7,944,907
           11/15/08                    12/15/08                    7,802,286

Reference Number: FXNEC4799
Conseco Finance Home Equity Loan Trust 2002-B
May 10, 2002
Page 16 of 16

           12/15/08                    01/15/09                    7,662,083
           01/15/09                    02/15/09                    7,524,258
           02/15/09                    03/15/09                    7,388,772
           03/15/09                    04/15/09                    7,255,586
           04/15/09                    05/15/09                    7,124,661
           05/15/09                    06/15/09                    6,995,960
           06/15/09                    07/15/09                    6,869,446
           07/15/09                    08/15/09                    6,745,083
           08/15/09                    09/15/09                    6,622,834
           09/15/09                    10/15/09                    6,502,665
           10/15/09                    11/15/09                    6,384,541
           11/15/09                    12/15/09                    6,268,428
           12/15/09                    01/15/10                    6,154,293
           01/15/10                    02/15/10                    6,042,102
           02/15/10                Termination Date                5,931,824